UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 30, 2019
(Date of earliest event reported)

Kona Grill, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15059 N. Scottsdale Road, Suite 300 Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

(480) 922-8100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 – Bankruptcy or Receivership

On April 30, 2019 Kona Grill, Inc. (the “Company”) and eight of its subsidiaries commenced voluntary chapter 11 proceedings under the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware (the “Bankruptcy Court”).  The Company has filed a motion with the Bankruptcy Court seeking to administer all of the chapter 11 cases jointly under the caption In re Kona Grill, Inc., et al. (Case No. 19-10953). The eight subsidiaries in the chapter 11 cases are: Kona Restaurant Holdings, Inc., Kona Sushi, Inc., Kona Macadamia, Inc., Kona Texas Restaurants, Inc., Kona Grill International Holdings, Inc., Kona Baltimore, Inc., Kona Grill International, Inc. and Kona Grill Puerto Rico, Inc.

No trustee has been appointed in the chapter 11 cases, and the Company and the four named subsidiaries continue to operate their business as “debtors in possession” subject to the supervision and orders of the Bankruptcy Court in accordance with the Bankruptcy Code. It is expected that the Company and its subsidiaries will continue their respective operations without interruption during the pendency of the chapter 11 cases. To maintain and continue ordinary course operations without interruption, the Company is seeking approval from the Bankruptcy Court of a variety of “first day” motions seeking certain relief and authorizing the Company and its subsidiaries to maintain their operations in the ordinary course. Bankruptcy Court filings and other information related to the chapter 11 cases are available at a website administered by the Debtors’ claims agent Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/konagrill.

Item 2.04 – Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The filing of the bankruptcy petitions described above in Item 1.03 constituted a default or event of default that accelerated the Company’s obligations under the Second Amended and Restated Credit Agreement dated October 12, 2016, as amended, among the Company, the lenders from time to time party thereto, and KeyBank National Association, as administrative agent. The Credit Agreement provides that, as a result of the filing of the bankruptcy petitions, all outstanding indebtedness due thereunder shall be immediately due and payable. As of April 30, 2019, there was approximately $33.2 million of indebtedness outstanding under the Credit Agreement. Any efforts to enforce such payment obligations under the Credit Agreement are automatically stayed as a result of the bankruptcy petitions, and the creditors’ rights of enforcement in respect of the Credit Agreement are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02 – Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2019, the Company entered into a bonus agreement with Christi Hing, its Chief Financial Officer, as an incentive for Ms. Hing to remain in the employ of the Company for at least 30 days after the closing of a “Restructuring Event,” which is defined under the agreement as any in-court or out-of-court operational and financial restructuring, including a sale of all or substantially all of the Company’s assets.

Under the agreement, Ms. Hing was awarded a special bonus of $75,000.00 (less applicable withholdings and deductions), which amount was paid in connection with her next pay period. However, if Ms. Hing voluntarily resigns her employment with the Company or is involuntarily terminated by the Company for “cause” prior to 30 days after the closing of a Restructuring Event, she is required to promptly return the entire bonus (less applicable withholdings and deductions) within five (5) business days after such resignation or involuntary termination without cause. If the Company terminates her employment for reasons other than for cause prior to 30 days after the closing of the Restructuring Event, Ms. Hing will be entitled to retain the special bonus.

“Cause” is defined in the bonus agreement as (i) an employee’s failure to materially perform the duties for which he or she is employed, (ii) an employee’s willful violation of a material Company policy, (iii) an employee’s commission of any act or acts of fraud, embezzlement, dishonesty, or other willful misconduct, (iv) an employee’s material breach of any of his or her obligations under any written agreement or covenant with the Company, or (v) an act of dishonesty on the part of the employee resulting or intended to result, directly or indirectly, in his or her gain for personal enrichment at the expense of the Company.

On April 26, 2019, Richard J. Hauser informed the Company that he was resigning from the Company’s Board of Directors effective immediately.

Item 7.01 – Regulation FD Disclosure

On April 30, 2019, the Company filed the chapter 11 cases, as disclosed in Item 1.03 of this Current Report on Form 8-K.  A copy of the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01 – Other Events

The Company cautions that trading in its securities during the pendency of the chapter 11 cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may not bear any substantive relationship to the probable outcome for equity security holders in the chapter 11 cases. No assurance can be given that, as of the result of the chapter 11 cases, the Company’s equity securities, including common stock and options, will not be cancelled and extinguished without any monetary recovery to the holders thereof.

Cautionary Note Regarding Forward-Looking Statements

Information provided and statements contained in this Current Report on Form 8-K or the Exhibits hereto that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this Form 8-K and the Company assumes no obligation to update the information included in this filing.  Such forward-looking statements include information concerning our possible or assumed future results of operations and the outcome of the chapter 11 cases.  These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions.  These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.  These factors include those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

	99.1	KONA GRILL, INC. ANNOUNCES CHAPTER 11 FILING IN ORDER TO FACILITATE ONGOING SALE PROCESS; RESTAURANTS OPEN AND OPERATING AS USUAL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kona Grill, Inc.

Date: May 1, 2019	By: /s/ Christi Hing
Christi Hing
Chief Financial Officer